Exhibit 99.2

 The Future of Rare at Insmed:  Functional Genes, AI-Enhanced Proteins, Glowing Algae, and More  6

 Forward Looking Statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan, or for the Company’s product candidates in the U.S., Europe, Japan or other markets, including separate regulatory approval for the Lamira® Nebulizer System in each market and for each usage; failure to successfully commercialize ARIKAYCE, the Company's only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain U.S., European or Japanese approval for ARIKAYCE; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; impact of the COVID-19 pandemic and efforts to reduce its spread on the Company’s business, employees, including key personnel, patients, partners and suppliers; risk that brensocatib or TPIP does not prove to be effective or safe for patients in ongoing and future clinical studies, including, for brensocatib, the ASPEN study; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company’s inability to obtain full approval of ARIKAYCE from the U.S. Food and Drug Administration, including the risk that the Company will not successfully or in a timely manner complete the study to validate a patient reported outcome tool and the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE; inability of the Company, PARI or the Company’s other third-party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company’s inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE, brensocatib, TPIP or the Company’s other product candidates; inaccuraciesin the Company’s estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or the Company’s other product candidates or in data the Company has used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the risks and uncertainties associated with, and the perceived benefits of, the Company’s secured senior loan with certain funds managed by Pharmakon Advisors, LP and the Company’s royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements forthe senior secured loan and royalty financing and the perceived impact of the restrictions on the Company’s operations under these agreements; the Company’s inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of the Company’s product candidates that are approved in the future; failure to obtain regulatory approval to expand ARIKAYCE’s indication toa broader patient population; risk that the Company’s competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product the Company is developing for a particular indication; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP and the Company’s other product candidates due to the Company’s limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and its potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval, among other things; risks that the Company’s clinical studies will be delayed or that serious side effects will be identified during drug development; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company’s product candidates for commercial or clinical needs, to conduct the Company’s clinical trials, or to comply with the Company’s agreements or laws and regulations that impact the Company’s business or agreements with the Company; the Company’s inability to attract and retain key personnel or to effectively manage the Company’s growth; the Company’s inability to successfully integrate its recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that the Company’s acquired technologies, products and product candidates are not commercially successful; the Company’s inability to adapt to its highly competitive and changing environment; risk that the Company is unable to maintain its significant customers; risk that government healthcare reform materially increases the Company’s costsand damages its financial condition; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting the Company, its suppliers, third-party service providers and potential partners; the Company’s inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by agreements related to ARIKAYCE  or the Company’s product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; risk that the Company’s operations are subject to a material disruption in the event of a cybersecurity attack or issue; business disruptions or expenses related to the upgrade to the Company’s enterprise resource planning system; the Company’s limited experience operating internationally; changes in laws and regulations applicable to the Company’s business, including any pricing reform, and failure to comply with such laws and regulations; the Company’s history of operating losses, and the possibilitythat the Company may never achieve or maintain profitability; goodwill impairment charges affecting the Company’s results of operations and financial condition; inability to repay the Company’s existing indebtedness and uncertainties with respect to the Company’s ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company’s forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company’s business, please see the factors discussed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Company filings with the Securities and Exchange Commission (SEC).  The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.  6

 Will Lewis  Chair and Chief Executive Officer  6

 Insmed is Assembling the Key Pieces from Which All Successful Biotechnology Companies are Made  Culture  6  Disciplined Business Development  Research Engine  Core Commercial Engine  Commercial Engine: Global scale with ability to support business (Pillars 1 – 3)  Research Engine: Technologies, platforms, and talent that work synergistically to yield impactful therapies (Pillar 4)  Business Development: Disciplined and committed to clear criteria that maximize the likelihood for success  Unifying Culture: Mission, Vision, Values

 Accelerating the Transformation of Insmed  3  1  2  4  6  TPIP  ARIKACE®  Brensocatib  Early-Stage Research

 Near-term readouts for ARIKAYCE and brensocatib potentially unlock the commercial value of these assets, steer the company towards profitability, and fund early-stage research  Potential Addressable Patient Populations: Pillars 1 & 2  Refractory MAC lung disease  All MAC Lung Disease + All Bronchiectasis + Additional Indications  Refractory + All Other MAC Lung Disease + Bronchiectasis at Launch  BRENSOCATIB  CRSsNP  CF  Additional BE  BE  ARIKAYCE  All Other MAC  Refractory MAC  2023 Revenue guidance of $285M to $300M for Refractory MAC lung disease  Number of Patients  6

 Few Have Accomplished Our Proven Success at Each Stage of Drug Development  Research  Clinical  Regulatory  Commercial  ARIKAYCE  developed in our labs  TPIP developed in our labs  Brensocatib diligence by research team  Advanced ARIKAYCE through all stages  Advanced brensocatib into pivotal Phase 3  Advanced TPIP into multiple Phase 2s  ARIKAYCE – approved in US, EU and JP  Brensocatib – PRIME & BTD  ARIKAYCE top 10 rare  disease launches (US)  Commercial infrastructure in US, EU and Japan  6

 8  Our Drug Development is Focused on Having the Highest Impact to Patients  Refractory MAC Lung Disease (Ref MAC)  All MAC Lung Disease (All MAC)  First-In- Disease  First-In- Class  Best-In- Class**  Non-CF Bronchiectasis (NCFBE)  Chronic Rhinosinusitis without Nasal Polyps (CRSsNP)  Cystic Fibrosis (CF)  Hidradenitis Suppurativa (HS)  Pulmonary Hypertension associated with Interstitial Lung Disease (PH-ILD)  Pulmonary Arterial Hypertension (PAH)  Brensocatib*  TPIP*  2 3  1  ARIKAYCE  Core Respiratory/Inflammation Commercial Engine  * Potentially, if approved. Brensocatib and TPIP are investigational products that have not been approved for sale by the FDA or any international regulatory agency.  ** Best-in-class indicates a profile that could be considered more attractive than other treatment options in the class. Head-to-head clinical trials are not anticipated.  Core Commercial Engine

 9  Pillar 4 Aims to Bring ‘First-in-Class’ & ‘Best-in-Class’ Gene Therapies and Therapeutic Proteins to Patients*  First-In- Disease  First-In- Class  Best-In- Class**  Duchenne Muscular Dystrophy1 (DMD)  Stargardt Disease1 (STGD)  Chronic Refractory Gout2 (CRG)  Argininosuccinic Aciduria1  (ASA)  Early-Stage Research  4  Scientific Technology, Platforms, and Talent  * Potentially, if approved. All of our early-stage research candidates are in preclinical development and have not been approved for sale by the FDA or any  international regulatory agency.  ** Best-in-class indicates a profile that could be considered more attractive than other treatment options in the class. Head-to-head clinical trials are not anticipated.  1 Next Generation Gene Therapies 2 Deimmunized Therapeutic Protein  Research  Engine

 Our Principles for Business Development Have Guided How We Built our Pillar 4     Potential for First- or Best-in-Class Therapies & Technologies  Asymmetric Return Potential  Low Up-Front Cost  Success-Driven Milestones     Consensus on the Final Decision  Disciplined Business Development  10

 Acquired DbD Platform  Acquired RNA End Joining (REJ) Technology  Recent Acquisitions Potentially Position Us to Bring Gene Therapies and Therapeutic Proteins to Market Faster and Cheaper  2022 2023  AlgaeneX  Vertuis  Deimmunized by Design (DbD)  Began AI-protein engineering  Acquired Next Generation Gene Therapies  with Targeted  Delivery  2013 2019 2020 2021  Work began  Acquired New Proprietary  Manufacturing  Work began  First  experiments  Motus  10

 Our Next-generation Gene Therapies Could Leapfrog Current Approaches  Inconsistency between batches and dose measurements  Cannot target genes >4kbs  10 to 50-fold dose reduction  Insmed’s Next Generation Gene Therapies  CHALLENGES  High doses – linked to adverse  safety outcomes  P O T E N T I A L B E N E F I T S  Large size gene delivery  Every batch can be precisely controlled for dose strength  Immunogenicity against viral capsids  Repeat dosing  Difficult and expensive to manufacture  AAV in 1/3rd the time, at fraction of the cost  Our proprietary technologies  Internally developed assays & manufacturing processes  Targeted Delivery  (e.g. intrathecal)  RNA End Joining (REJ)  Deimmunized by Design (DbD)  AlgaeneX  10

 Deimmunized Therapeutic Proteins Could Overcome Immunogenicity and Cost Challenges Facing Biologics  Reduced efficacy (49% of drugs) and safety (60%) due to Immunogencity1  Difficult and expensive to  manufacture  Innovative drugs with low immunogenicity  Insmed’s Deimmunized Therapeutic Proteins  1 Wang YM, Wang J, Hon YY, Zhou L, Fang L, & Ahn HY. (2016). Evaluating and reporting the immunogenicity impacts for biological  products-A clinical pharmacology perspective. The AAPS Journal, 18(2), 395–403  Immunogenicity constrains drug development for many proteins with known therapeutic potential  Significantly lower cost of goods  Our proprietary technologies  Deimmunized by Design (DbD)  Deimmunized by Design (DbD)  AlgaeneX  Bio-better version of biologics with known immunogenicity issues  CHALLENGES  P O T E N T I A L B E N E F I T S  10

 Brian Kaspar, PhD  Chief Scientific Officer  10

 Next-Generation Gene Therapy  10  World-leading expertise and differentiated approach in GTx

 Gene Therapy Can Have a Truly Transformational Impact on Patients, as Past Success Has Shown  Spinal muscular atrophy (SMA): genetic neuromuscular disease affecting children  Children born with SMA rarely reach the age of 2  Evelyn’s story: Now 7 ½ years post-  treatment with gene therapy  Evelyn, shown here at 3 years of age.  10

 70+ Years of Biotech Experience  T H E I N S M E D S A N D I E G O F O U N D I N G T E A M  Former CEO and Co Founder of Celenex (acquired by Amicus)  Investor & Board member of Advanced Cell Technology (ACTC) (acquired by Astellas)  Investor & Board member  of Cynvenio  Founder and Managing Director - Troy Capital & Quid Capital, VC/PE firms with $1.2B AUM  Co-Founder & former Chief Scientist at AveXis (acquired by Novartis), Celenex (acquired by Amicus), and Milo Biotechnology  Formerly Endowed Chair in Pediatrics and Professor at The Center for Gene Therapy at NCH & OSU’s College of Medicine  Ph.D. from UCSD – over 110  scientific articles published  Former SVP and Chief Regulatory Officer at AveXis(acquired by Novartis).  Former SVP of Regulatory at Intermune.  Multiple global successes on submitted NDA including Zolgensma for Spinal Muscular Atrophy  PhD in Biology from  Boston University.  James L’Italien  SVP, Regulatory Affairs  Principal Scientist at Pfizer  Significant Experience in Manufacturing Science & Technology  Ph.D. in Immunology from Stanford with post- doctoral training at the Burnham Institute  Allan Kaspar  VP, Research & Gene  Therapy  1st scientist hired at AveXis (acquired by Novartis) – served as SVP of Research and Development  Former Principal Scientist, AveXis, Inc. (acquired by Novartis) focused on bringing AAV-based gene therapies to clinical setting  Former Assistant Professor, Regenerative Medicine Institute Cedars-Sinai Medical Center  PhD in Neuroscience from UCLA, Postdoctoral training at Cedars-Sinai Medical Center  Gretchen Thomsen  Executive Director, Gene  Therapy  Samit Varma  SVP, Gene Therapy  10  Brian Kaspar  Chief Scientific Officer

 Insmed Is Uniquely Positioned To Address Challenges In GTx Landscape With  Game Changing, Novel, Proprietary Technologies  Rare and debilitating genetic disorders with no effective treatment options  Gap in expertise and experience  bringing GTx programs to market  Challenges in manufacturing at scale with robust quality and analytical capabilities  High doses, inherent systemic toxicities, low efficacy, and off-target transduction  Inability to treat diseases requiring delivery of large genes  High production costs with low yields  Immunogenicity and inability to target diseases requiring redosing  10

 Insmed’s Targeted Up-Front Investment And Focus On CMC, Quality, And Analytics Designed to Ensure A Locked Commercial Process To Supply The Market with Control And Understanding Of The Product  In House GMP QC Lab with 25 state-of-the-art assays to ensure quality and robust analytical understanding of manufactured Gene Therapy Products  At-scale 1000L manufacturing process defined prior to IND submission to ensure locked commercial process to supply market  10

 Insmed is Uniquely Positioned to Address Challenges in GT  x Landscape with Game-Changing, Novel, Proprietary Technologies  transduction  requiring redosing  Next Generation Gene Therapies  HWighitDhosTesa, irngheeretnetd  systemDicetolixviceitireys, low efficacy, and off-target  Enhanced safety profile with similar/better efficacy  10 to 50-fold reduction in dose (vs. Systemic delivery)  RNA End Joining Technology  Inability to(RtreEaJt )diseases requiring delivery of large genes  Unlocks new GTx market  opportunities with no  competition  Large size gene delivery through traditional AAVs  Deimmunized by Design  (ImDmbuDno)gpenlaictitfyoanrdm  inability to target diseases  Redosable viral vectors  Deimmunized biobetters &  derisked innovator drugs  Repeat dosing of gene therapies and overcoming immunogenicity  AlgaeneX  New, Proprietary MHaignhupfraodcutuctriionng  costs with low yields  Lowest cost of goods for Insmed’s gene therapy portfolio  Opportunity to license  technology  Significant reduction in AAV manufacturing time and cost  10

 Duchenne Muscular Dystrophy  10  John W. Day, M.D., PhD  Professor of Neurology, Pediatrics, and Pathology  Stanford University

 Duchenne Muscular Dystrophy (DMD)  10  Duchenne is caused by a genetic mutation that prevents the body from producing dystrophin, a protein that muscles need to work properly. Without dystrophin, muscle cells become damaged and weaken.  Duchenne muscular dystrophy is inherited in an X-linked recessive pattern.  Modern treatment for Duchenne muscular dystrophy is primarily aimed at the symptoms. Aggressive management of dilated cardiomyopathy with anticongestive medications is used, including cardiac transplantation in severe cases.  In Europe and North America, the prevalence of DMD is approximately 1 out of every 3,600 male births. DMD is the most common childhood onset form of muscular dystrophy and affects males almost exclusively.

 Insmed Has Developed A Targeted Delivery System To Circumvent Challenges Within The DMD Landscape  Competitor  High doses  Inherent systemic toxicities  Low efficacy  Off-target transduction  10

 [Placeholder Slide for Dr. Day]  10

 Brian Kaspar, PhD  Chief Scientific Officer  10

 Insmed Has Developed A Targeted Delivery System To Circumvent  Challenges Within The DMD Landscape  High doses  Inherent systemic toxicities  Low efficacy  Off-target transduction  Next Generation Gene Therapies With Targeted Delivery  10  Enhanced safety profile with similar/better efficacy  10 to 50-fold reduction in dose (vs. Systemic delivery)  Insmed Value Proposition & Solution

 Robust expression & tactical targeting  Minimal expression & limited targeting  No dose  NovaRed immunostaining for GFP expression (Vector® HRP substrate)  *Doses are expressed as total vector genomes administered per animal  Intravenous  (IV) Delivery  Intrathecal (IT) Delivery  10  Insmed’s IT-Delivery of AAV9-GFP Shows Greatly Improved Muscle Targeting When Compared To Systemic (IV) Dosing  O N E - T I M E I N T R A T H E C A L D E L I V E R Y P L A T F O R M : A A V 9 - G F P I N N H P

 Insmed’s IT Delivery Shows Enhanced Targeting Of Skeletal And  Cardiac Muscles With Lower Liver Expression Relative To Systemic (IV) Delivery  NovaRed immunostaining for GFP expression (Vector® HRP substrate)  *Doses are expressed as total vector genomes administered per animal  Intravenous  (IV) Delivery  Intrathecal (IT) Delivery  10  O N E - T I M E I N T R A T H E C A L D E L I V E R Y P L A T F O R M : A A V 9 - G F P I N N H P

 Insmed’s IT-Delivery Shows Efficient DNA Biodistribution  in Skeletal And Cardiac Muscles  O N E - T I M E I N T R A T H E C A L D E L I V E R Y P L A T F O R M : N H P A A V 9 - G F P d d P C R  10

 Treatment involves a one-time administration of AAV9-Micro- Dystrophin in human DMD patients to replace missing dystrophin protein and promote muscle function  Recombinant AAV9 Capsid Shell  scAAV ITR shRNA SOD1 H1 Stuffer Sequence scAAV ITR  The constructs contain unique promoter, enhancer, intron, and micro-dystrophin elements packaged in the AAV9 Capsid  The mdx mouse, lacking functional dystrophin, is the most commonly used model to study DMD  micro-dystrophin gene  MHCK7 promoter  5’ ITR  SV40 intron  SV40 pol  3’  10  y (A) signal ITR  Innovative Gene Construct (INS1201) Specifically Designed for DMD

 Preclinical Proof of Concept Study  Intracerebroventricular (ICV) Injections of INS1201  ICV injection of  INS1201 at P28  (postnatal day  28) in mdx mice  Tissue analyzed for dystrophin expression and correction of histopathological DMD features at various time points  The goal of this study is to evaluate a dose response of INS1201 on protein expression and efficacy in the mdx mouse model using a GMP produced engineering lot of INS1201  10

 INS1201-Treated mdx Mice Demonstrate Substantial Improvement of  Dystrophic Pathology in a Dose-Dependent Manner (Muscle: Gastrocnemius)  10

 Reduced Fibrosis and Increased Fiber Size  10  Dystrophin Expression in up to 84% of cells  INS1201-Treated mdx Mice Demonstrate Substantial Improvement  of Dystrophic Pathology in a  Dose-Dependent Manner  (Muscle: Gastrocnemius)

 INS1201 Treated mdx Mice Demonstrate Substantial Improvement of Dystrophic Pathology in a Dose-Dependent Manner  (Muscle: Tibialis Anterior)  10

 Reduced Fibrosis and Increased Fiber Size  Dystrophin Expression in up to 89% of cells  INS1201-Treated mdx Mice Demonstrate Substantial Improvement of Dystrophic Pathology in  a Dose-Dependent Manner  10  (Muscle: Tibialis Anterior)

 INS1201 Treated mdx Mice Demonstrate Substantial  Improvement of Dystrophic Pathology in a Dose-Dependent Manner (Muscle: Diaphragm)  10

 Reduced Fibrosis and Increased Fiber Size  Dystrophin Expression in up to 81% of cells  INS1201-Treated mdx Mice Demonstrate Substantial Improvement  of Dystrophic Pathology in a  10  Dose-Dependent Manner  (Muscle: Diaphragm)

 INS1201 Treated mdx Mice Demonstrate  Substantial Improvement of Dystrophic Pathology in a Dose-  Dependent Manner (Muscle: EDL)  10

 Reduced Fibrosis and Increased Fiber Size  Dystrophin Expression in up to 74% of cells  INS1201-Treated mdx Mice Demonstrate Substantial Improvement of Dystrophic Pathology in  a Dose-Dependent Manner  10  (Muscle: EDL)

 40  Consistent Functional & Histopathological Effects Observed Following Intrathecal Administration Of INS1201 With 10 To 50-fold Reduction In Dose Compared To Systemic Delivery In mdx Mouse  High Dose  Low Dose  Relative Dose in mdx mouse  (in Total vg)  Mid  Dose  INS1201  Intrathecal Administration  Sarepta IV/Systemic Administration  Doses with Consistent Functional & Histopathological Effects Observed  10-50x Lower Doses with Intrathecal administration vs competitors  1.2e13  6e12  2e12  8e11  4e11  2e11  8e9  No claim of comparative safety or effectiveness relative to INS1201 is made or implied. INS1201 has not yet been studied in clinical trials.

 41  Intracerebroventricular (ICV) Injections of INS1201  ICV injection of INS1201 at P28 (postnatal day  28) in wild type  (C57BL/6J) mice  Protocol Group  Dosing Group  Dose (total vg)  Group 1  vehicle  0.0E+00  Group 2  Dose 1  8.0E+11  Group 3  Dose 2  4.0E+11  Group 4  Dose 3  2.0E+11  Group 5  Naïve/untreated  0.0E+00  Timing Cohort  n  12-week  72  6-week  60  3-week  60  Total Animals:  192  N = 15 total per each injected group, 12 naïve untreated included in 12-week cohort  The overall goal of this GLP study is to evaluate toxicologyand biodistributionof GMP produced engineering lot of INS1201 in wild type mice  Brief Study Design

 42  INS1201 Mouse GLP Toxicology Study Shows Clean Safety Profile With No  Off-Target Transduction  Normal Body Weight Gain  Normal Clinical Observations  No Concerning Histopathology Associated With INS1201 Delivery  Observed mono-nuclear cell infiltrates around blood vessels in the brain, associated with virus delivery, not dose-dependent and appears to resolve over time  Normal Blood Chemistry/Hematology  No Unexpected Deaths In Any Treatment Groups  1 unexpected death in the vehicle control group  The NOAEL* was 8.0+E11 vg, which was the highest dose tested in the study  *No Observed Adverse Effect Level

 Muscle Biodistribution of INS1201 Demonstrates a Dose Response and  Robust Muscle Targeting in 3-week GLP Toxicology Study in Wild Type Mice  43

 Muscle Biodistribution of INS1201 Demonstrates a Dose Response and  Robust Muscle Targeting in 6-week GLP Toxicology Study in Wild Type Mice  43

 Muscle Biodistribution of INS1201 Demonstrates a Dose Response and Robust  Muscle Targeting in 12-week GLP Toxicology Study in Wild Type Mice  43

 Muscle Biodistribution of INS1201 Demonstrates Durability Throughout  Twelve Weeks and Effective Targeting of the Heart  43

 Brief Study Design  Intrathecal (IT) Injections of INS1201  IT injection of INS1201 in 10 NHP  between 2-3 years  Tissue analyzed at 21 days post treatment  The overall goal of this study  is to evaluate the Biodistribution of INS1201 in Non-Human Primates (NHP) Using GMP Produced Engineering Lot of INS1201  43

 Muscle Biodistribution of INS1201 Demonstrates a Dose Response and Robust Muscle Targeting in Non- Human Primates  Normal Body Weight Gain  Normal Clinical Observations  No mortality or moribundity in any NHPs dosed with INS1201  Normal Blood  Chemistry/Hematology  43

 Brief Study Design  Intracerebroventricular (ICV) Injections of INS1201  ICV injection of  INS1201 at P1  (postnatal day 1) in  mdx mice  EDL muscle analyzed  by physiology  The overall goal of this study  is to evaluate INS1201 efficacy in newborn mdx mice  43

 WT e9 0 1 le  15 e1 e1 ic  00 15 1.5 h  Ve  X+ 00 01 +  MD X+ 0 X  MD X+  MD MD  0  20  40  60  80  )  1  C  E  /  0  1  C  E (  s  s  e  r  t s  C E  f o  %  %EC Post/Pre  ✱  40  60  80  100  Eccentric Contraction Profile  Contraction  e  s  a  e  r  c  e D  e  c  r  o F  %  WT  MDX + Vehicle  MDX+001 1.5e11 MDX+001 5e10 MDX+001 5e9  Substantial Improvement in Muscle Physiology by Early Intervention in P1  mdx Mice Treated with INS1201  A  B  Eccentric Contraction Profile  1 2 3 4 5 6 7 8 9 10  Contraction  % Force Decrease  P1 9e10 P1 2.7e11  mdx + Vehicle  WT  P1 9e9  %EC Post/Pre  P1 9e10 P1 2.7e11  mdx + Vehicle  WT  P1 9e9  Insmed Is Well-Positioned To Initiate An Early Intervention Study Once Newborn Screening Is Available  43  E X T E N S O R D I G I T O R U M L O N G U S ( E D L ) M U S C L E

 Recombinant  AAV9 Capsid Shell  scAAV ITR shRNA SOD1 H1 Stuffer Sequence scAAV ITR  micro-dystrophin gene  MHCK7 promoter  5’ ITR  SV40 intron  SV40 pol  3’  43  y (A) signal ITR  Insmed Plans to Initiate a Clinical Trial for INS1201 in 2H2023

 52  Insmed Will Initiate A Phase 1, Multicenter, Open-Label, Study to Investigate the Safety and Biodistribution of INS1201 in Male Toddlers for the Treatment of Duchenne Muscular Dystrophy  Muscle Biopsy and Biomarker Data Expected To Be Available 1H2024  Screening  Safety, Proof Of Concept Study (up to 6pts)  Dose Selection  Optimized  Dose  3 pts  Step Down Dose*  3 pts  30-day safety period between each patient  *(Cohort to be opened based on safety data from optimized dose cohort)  Optimized Dose (Expansion) 3 pts  Decision for Optimized Dose  Single dose; Intrathecal administration  Concerns  No Concerns  IDMC  (Independent  Data Monitoring Committee)

 Jessica Eisner, M.D. has over 20 years of leadership experience in regulated medical product development in both industry and the government. She has worked in multiple therapeutic areas including rare diseases, infectious diseases, cardiology, and oncology.  Dr. Eisner’s previous positions include Senior Medical Officer at the FDA (both CDER & CDRH) where she was the primary medical reviewer for over 150 industry product submissions (e.g. INDs/ 510(k)s/PMAs and NDAs). She also previously held the position of Deputy Director of the Military Infectious Disease Research Program for the US Department of Defense and medical leadership positions at Takeda and Abbott Laboratories.  Dr. Eisner was a member of the Board of Trustees for Group Health in the Pacific Northwest where she provided strategic and financial oversight for this HMO with over 500,000 members and $2.5 billion dollars revenue. She is currently a medical expert for International Standard Organization (ISO) drug delivery device standards committees.  Dr. Eisner received her BA from Cornell College in Iowa. She earned her medical degree from the University of California, San Diego and completed her residency at the University of Washington in Seattle.  Insmed Gene Therapy Welcomes Its Executive Medical Director For Clinical Development & Safety  53  Jessica Eisner, M.D.

 Insmed is Uniquely Positioned to Address Challenges in GTx Landscape with Game-Changing, Novel, Proprietary Technologies  transduction  High production costs with low yields  Immunogenicity and inability to target diseases requiring redosing  Next Generation Gene Therapies  HWighitDhosTesa, irngheeretnetd  systemDicetolixviceitireys, low efficacy, and off-target  Enhanced safety profile with similar/better efficacy  10 to 50-fold reduction in dose (vs. Systemic delivery)  RNA End Joining Technology  Inability to(RtreEaJt )diseases requiring delivery of large genes  Unlocks new GTx market  opportunities with no  competition  53  Large size gene delivery through traditional AAVs

 Insmed is Uniquely Positioned to Address Challenges in GTx Landscape with  Game-Changing, Novel, Proprietary Technologies  Insmed Value Proposition & Solution  RNA End Joining Technology (REJ)  Unlocks new GTx market  opportunities with no competition  Large size gene delivery through traditional AAVs  Inability to treat diseases requiring delivery of large genes  53

 I N T R A M U S C U L A R D E L I V E R Y O F  A A V 8 - R E J - M I D - D Y S T R O P H I N  Novel RNA End Joining Technology Enables Treatment With Larger Mid- Dystrophin Variants  AAV8-REJ-mid-dystrophin  An ~8kb/253kDa truncated dystrophin; improved efficacy/functionality, particularly for cardiac function  Wild Type Control  Dystrophic (d2.mdx)  healthy  untreated  REJ-AAV8  mid-Dystrophin250kDa  Treated  healthy  Dystrophin / nuclei  53  A  Natural (Full Dystrophin (439) kD Mid-dystrophin (253) kDA

 Intrathecal Dual REJ-AAV9 Mid-Dystrophin250kDa Results in Widespread Gene Replacement  N E X T - G E N E R A T I O N D Y S T R O P H I N  R E P L A C E M E N T  Approach: Combination of two of Insmed’s key inventions: (1) Intrathecal AAV administration for widespread distribution and (2) RNA-end joining for expanded AAV capacity.  Result: Intrathecal injection of dual REJ- AAV9 mid-Dystrophin250kDa results in widespread Dystrophin replacement with an expanded 250kDa mid-gene.  Dystrophin expression in key muscle tissues including skeletal muscle (e.g. Tibialis anterior), the diaphragm and the heart.  Dystrophin  Laminin  Tibialis anterior  Diaphragm  Heart  53

 Full-Length Dystrophin Replacement With Triple REJ-AAV Approach  T R I P L E R E J - A A V A P P R O A C H F O R U L T R A - L A R G E G E N E R E P L A C E M E N T  Reconstitution of full length YFP from three vectors using REJ  technology  Three vector approach allows for ~12kb CDS  53

 Full-Length Dystrophin Replacement With Triple REJ-AAV Approach  T R I P L E R E J - A A V A P P R O A C H F O R U L T R A - L A R G E G E N E R E P L A C E M E N T  Reconstitution of full length Dystrophin from three vectors using REJ technology  Three vector approach allows for ~12kb CDS  53

 Cure Duchenne  53  Michael G. Kelly, PhD Chief Scientific Officer CureDuchenne

 CureDuchenne Ventures was established to find, fund and de-risk innovative research programs, advance them to the clinic to accelerate the approval of life-changing treatments for all Duchenne/Becker patients.  Early funder, substantial due diligence and de-risk projects to attract further investments.  Cultivate long-term strategic relationships providing deep domain expertise, insight and support.  Our investments have attracted approximately $3B in follow-on funding for DMD from VC firms and public markets.  Seventeen CureDuchenne-funded projects have advanced to clinical trials.  87  CureDuchenne Ventures

 Supporting Innovation - Growing a Pipeline of Therapeutic Opportunities  Our investments are targeted and impactful:  We invest with an emphasis on treatments that restore dystrophin in addition to approaches that provide a “stand-alone”  benefit for Duchenne and Becker muscular dystrophy patients.  “Combination therapy” is expected to become the standard-of-care as new drugs are approved.  The pipeline has evolved to target the disease from multiple angles:  Our investments have supported DNA editing, RNA modulation, gene therapy, new muscle targeted AAV’s, solutions for nAb’s  and AAV redosing, non-viral gene delivery, muscle and bone sparing agents, and novel anti-inflammatories etc.  RNA Targeting/Exon Skipping  AAV Gene Therapy  Exosomes & Non-Viral Delivery  Anti-inflamm, Muscle & Bone Preserving  Gene Editing  87

 Activating Private Capital & Public Markets  We've invested alongside many VC and biotech funds to drive innovation.  New technologies targeting DNA/RNA have emerged that will dramatically impact many monogenetic diseases.  The “next-generation” cell-penetrating muscle-targeted exon-skipping approach's have entered the clinic.  Approval of the first gene therapy products are anticipated.  But significant challenges remain to more effectively treat DMD  87

 We Still Need Breakthroughs To Get Closer To Our Goal  Gaps and opportunities exist within the current gene therapy pipeline.  Delivery & cost: improved muscle targeting for AAV and non-viral approaches.  Lower AAV dose - reduce manufacturing burden & cost of goods and improve safety  Gene size: larger dystrophin transcripts will be needed for more effective treatment.  Larger “mid-length” BMD transcripts associated with mild/asymptomatic phenotypes.  Full-length dystrophin protein is our ultimate goal.  Treatment needs to begin at diagnosis.  Newborn screening.  Redosing - solutions needed for nAb’s.  87

CureDuchenne Ventures/Insmed

CD Ventures held separate meetings over the past few years with Motus Bio & Vertuis Bio.

- **Vertuis Bio**: utilized RNA end joining technology to deliver larger dystrophin transcripts - efficiently produced mid-length (ca. 8kb, 253 kDa) BMD constructs and full-length dystrophin protein (ca. 12kb, 439 kDa).
    - More potent, targeted AAV were required to fully unlock the potential of REJ technology for DMD.
- **Motus Bio**: IT-delivered µdys-gene therapy targeted muscle with 10 to 50-fold dose reduction compared to i.v. delivery.
    - This presented an exciting stand-alone opportunity that addressed gaps in the current GT landscape.

- The merging of these approaches offers Insmed a unique opportunity to go beyond where GT is today.

CureDuchenne is delighted to announce its enthusiastic support for this program and an investment in Insmed to help potentially bring this opportunity to Duchenne patients insmed

68

 Brian Kaspar, PhD  Chief Scientific Officer  87

 High production costs with low yields  Immunogenicity and inability to target diseases requiring redosing  Insmed is Uniquely Positioned to Address Challenges in GTx Landscape with Game-Changing, Novel, Proprietary Technologies  Next Generation Gene Therapies With Targeted  HighDDeoslievs,einrhyerent  systemic toxicities, low efficacy, and off-target  Enhtrancsedducsatifoenty profile with similar/better efficacy  10 to 50-fold reduction in dose (vs. Systemic delivery)  RNA End Joining Technology (REJ)  Inability to treat diseases  requiring delivery of large genes  Unlocks new GTx market  opportunities with no  competition  87  Large size gene delivery through traditional AAVs

 Lukas Bachmann, PhD  Director, Research  87

 Insmed is Uniquely Positioned to Address Challenges in GTx Landscape with  Game-Changing, Novel, Proprietary Technologies  Insmed Value Proposition & Solution  Inability to treat diseases requiring delivery of large genes  RNA End Joining Technology (REJ)  87  Unlocks new GTx market  opportunities with no competition  Large size gene delivery through traditional AAVs

Insmed's Proprietary RNA-End Joining (REJ) Technology Could Enable Large Gene Delivery Using AAV

OVERCOMING THE CAPACITY CHALLENGE: AN RNA PLATFORM FOR NEXT GENERATION GENE THERAPY

CHALLENGE

Current challenge in AAV gene therapy:

- AAV: favored gene therapy vector but has limited cargo capacity
- Many **large disease/effector genes (or large regulatory sequences)** cannot fit within AAV
- **High unmet need for patients** with diseases caused by large genes.

POTENTIAL SOLUTION

High-capacity REJ dual AAV approach


Insmed's RNA end joining technology
RNA
RNA
Joined RNA


5kb capacity
large genes (4.2-9kb)

Highly efficient, precise, and universal

Plug-and-play

Allows for **dual AAV** up to 8-9kb CDS (triple AAV up to 12kb CDS)

insmed

73

 Insmed’s Proprietary REJ Platform is Designed to Allow For Two Vector Delivery Of Split Genes With Efficient, Precise Reconstitution Of RNA While Maintaining Suppression Of Un-joined Protein Fragment Expression  REJ Technology in Action:  Gene can be split anywhere  Split-gene is packaged in two AAVs; any  serotype or promoter can be used  Co-infection of a cell is readily achieved  Split RNA transcribed from two AAVs  Structured RNA dimerization domains mediate non-covalent binding.  REJ domains are designed for efficient  spliceosome recruitment  Spliceosome mediates RNA-end joining  Protein expression from un-joined fragments is suppressed  Desired full-length protein is translated  87

 Insmed’s Proprietary REJ Platform Is ~15x More Efficient At Gene Reconstitution Than DNA Hybrid Technology  1 2 3  120   100  80  60  40  20  0  -20  % YFP Signal relative to REJ  RNA joining  DNA hybrid  vehicle  Hybrid dual AAV  RNA end joining  87

 Insmed’s Proprietary REJ Platform Produces High Levels of Functional  Protein Across Tissue and Cell Types  Systemic delivery  Local delivery  Liver Diaphragm  Di  Li  Heart  Skeletal Muscle  Neurons  Retinal Photoreceptors  87

 Insmed’s Proprietary REJ Platform Could Unlock Gene Therapy Whitespace  Retinal Disease  Respiratory  Muscular/Cardiac  Nervous System  Other Systems  REJ Platform is designed to enable delivery of large genes with AAV  87

 1 National Eye Institute. Stargardt Disease, Available at: https://www.nei.nih.gov/learn -about-eye-health/ eye-conditions-and-diseases/ stargardt -disease  (Accessed: 31 March 2023)  2 https://doi.org/10.1167/iovs.0 9-3611  87  Caused by mutations in the ABCA4 gene - gene affects how body uses vitamin A  Vision loss usually starts in childhood - some people don’t start to lose their vision until they’re adults  No treatment available - current management focused on alleviating symptoms and optimizing remaining sight  Prevalence of 1 in 8,000 to 10,0002 - most common inherited macular dystrophy

 Stargardt Disease: REJ Produces a Full Length Abca4 Protein in vitro  Experimental Setup  A  Full Length Abca4 by REJ  87  B

 Stargardt Disease: REJ Produces a Full Length Abca4 Protein in vivo  S U B R E T I N A L D E L I V E R Y O F A A V 8 -  R E J - A b c a 4  REJ dual AAV8 Abca4 generates (more than) physiological levels of Abca4 in photoreceptors when injected sub- retinally in the Stargardt’s Disease model mouse  In contrast, Intein dual AAV approach only reached ~10-15% of wild type at the comparable dose  REJ dual AAV8 Abca4 levels are more than 10x above the threshold for efficacy  REJ’s higher efficiency allows for reduction  in dose which improves safety profile  wt  treated  ko  Western Blot  efficacy bar (~15%)*  * As observed in Tornabene et al., 2019  87

 Insmed Plans To Submit An IND For The Treatment Of Stargardt Disease by the end of 2024  87

 10-Minute Intermission  87

 Karl Griswold, PhD  Executive Director, Biologics Research & NH Site Lead  87  Chris Bailey-Kellogg, PhD  Executive Director, Computational Biology

 High production costs with low yields  Insmed is Uniquely Positioned to Address Challenges in GTx Landscape with Game-Changing, Novel, Proprietary Technologies  Next Generation Gene Therapies With Targeted  HighDDeoslievs,einrhyerent  systemic toxicities, low efficacy, and off-target  Enhtrancsedducsatifoenty profile with similar/better efficacy  10 to 50-fold reduction in dose (vs. Systemic delivery)  RNA End Joining Technology (REJ)  Inability to treat diseases  requiring delivery of large genes  Unlocks new GTx market  opportunities with no  competition  Large size gene delivery through traditional AAVs  Deimmunized by Design (DbD) platform  Immunogenicity and  inability to target diseases  Redreoqsuaibrilnegvirealdvoescintgors  87  Deimmunized biobetters & derisked innovator drugs  Repeat dosing of gene therapies and overcoming immunogenicity

 Insmed is Uniquely Positioned to Address Challenges in GTx Landscape with  Game-Changing, Novel, Proprietary Technologies  Immunogenicity  Inability to target diseases requiring redosing  Insmed Value Proposition & Solution  Deimmunized by Design (DbD) platform  87  Redosable viral vectors  Deimmunized biobetters &  derisked innovator drugs  Repeat dosing of gene therapies and overcoming immunogenicity

 Chris Bailey-Kellogg  Executive Director, Computational Biology  Karl Griswold  Executive Director, Biologics Research  Franziska Leifer  Director, Biologics Research  A Deep Bench of Multidisciplinary Scientists and Engineers Empower Insmed Research  PhD, Computer & Information Science, Ohio State University  Professor, Computer Science, Dartmouth  Co-founder of Stealth Biologics  Joined Insmed in 2021  PhD, Chemistry, University of Texas  Professor, Thayer School of Engineering, Dartmouth  Co-founder of Stealth Biologics  Joined Insmed in 2021  PhD, Biological Sciences in Public Health, Harvard University  Preclinical lead, gene therapies for  inherited metabolic disorders  Joined Insmed in 2012  87

 Transforming Potent but Immunogenic Biotherapies into High-  Performance, Immunologically Stealthy Drugs  proteases  toxins  mAbs  non-mAb binding scaffolds  viral vectors  metabolic enzymes  metabolic enzymes  non-mAb binding scaffolds  viral vectors  mAbs  proteases  toxins  Our proprietary Deimmunized by Design® platform represents a unique technology for engineering safer and more effective biotherapeutic candidates, with relevance to a broad array of indications.  ®  87

CHALLENGE

Immune Surveillance Can Undermine Biotherapeutic Efficacy



"Wild-type"
Biotherapeutic
BCR
Naïve
B cell
DC
DC
MHC
peptide
TCR
Naïve
T cell
Ag-Primed
B cell
MHC
peptide
TCR
Activated
T cell
Plasma
cells
Induced antidrug
antibodies
Neutralized
biotherapeutic

Consequences of Antidrug Antibodies

- Drug inhibition
- Discontinuation of therapy
- Exclusion from treatment options
- Immune complex associated toxicity
- Infusion reactions
- Altered pharmacokinetics

insmed

(Abbreviations: DC-dendritic cell; MHC-major histocompatibility complex; TCR-T cell receptor; BCR-B cell receptor, Ag-antigen)

88

Deleting T Cell Epitopes of Immunogenic Biotherapies Blunts Development of Antidrug Antibodies, Enabling Effective Redosing


Induced ADAs
CHALLENGE
"Wild-type" biotherapeutic
BCR
Naïve B cell
DC
MHC
peptide
TCR
Naïve T cell
Ag-Primed B cell
Plasma cell
Activated T cell
Antidrug antibodies
Neutralized biotherapeutic
T cell Epitope Deletion
POTENTIAL SOLUTION
"T cell epitope depleted" biotherapeutic
Epitope-deleting mutations
BCR
Naïve B cell
DC
MHC
TCR
Naïve T cell
Ag-Primed B cell
MHC
TCR
Naïve T cell
Plasma cell
Active biotherapeutic

(Abbreviations: iDC-immature dendritic cell; mDC-mature dendritic cell; MHC-major histocompatibility complex; TCR-T cell receptor; BCR-B cell receptor, ADA-antidrug antibodies)

insmed
89

Deleting B Cell Epitopes of Immunogenic Biotherapies Enables Effective Treatment in the Context of Pre-Existing Antidrug Immunity

Pre-existing ADAs

B cell Epitope Deletion



CHALLENGE
"Wild-type" biotherapeutic
Pre-existing ADAs
Antibody-drug complex
Neutralized biotherapeutic
POTENTIAL SOLUTION
Epitope-deleting mutations
"B cell epitope depleted" biotherapeutic
Pre-existing ADAs
Unbound drug
Active biotherapeutic

(Abbreviations: ADA-antidrug antibodies)

90

 Deimmunized by Design®  An AI-driven protein engineering platform designed to enable functional deimmunization of therapeutic proteins  Machine learning methods learn models from prior data regarding protein function and immunogenicity  AI methods map the complex design space of protein variants, balancing function and immunogenicity  AI methods plan experiments to explore and exploit the mapped design space  Experiments test variant function and immunogenicity, and the data drives iterative improvement of models and subsequent designs  90

 92  Deimmunized Lysostaphin for MRSA Infections  90  P R O O F O F P R I N C I P L E :

 Transforming Potent but Immunogenic Biotherapies into High-  Performance, Immunologically Stealthy Drugs  proteases  next-generation anti-infectives  Our proprietary Deimmunized by Design® platform represents a unique technology for engineering safer and more effective biotherapeutic candidates, with relevance to a broad array of indications.  ®  90

Lysostaphin is a Potent Anti-Staphylococcal Agent, but its Clinical Potential is Limited by Immunogenicity Issues

BACKGROUND

- Rapid onset of action and potent killing of *S. aureus*
- Effective against MSSA, MRSA, VISA, VRSA, LRSA, DRSA
- Synergy with other conventional antibiotics; re-sensitizes MRSA to beta-lactam drugs
- Specific MOA => minimal off-target => spares patient microbiome
- Proven efficacy in clinic, but potential is limited by immunogenicity

Rapid Bacterial Lysis


No treatment control
Lysin treated


S. aureus cells
Cytoplasm
Plasma Membrane
Peptidoglycan
Cell wall
Cell cross section
Lysostaphin

Lysostaphin hydrolyzes cell wall peptidoglycan resulting in rapid bacterial lysis and death


Pentaglycine bridge
L-alanine
D-glutamine
L-Lysine
D-alanine
D-alanine

Adapted from: https://lazarillo.info/2018/cell-wall-function-structure-and-importance.tech

MRSA: methicillin-resistant *Staphylococcus aureus*; MSSA: methicillin-susceptible *Staphylococcus aureus*; VISA: vancomycin-intermediate *Staphylococcus aureus*; VRSA: vancomycin-resistant *Staphylococcus aureus*; LRSA: linezolid-resistant *Staphylococcus aureus*; DRSA: daptomycin-resistant *Staphylococcus aureus*; SOC: standard of care; MOA: mechanism of action insmed

95

The DbD AI Design Platform has Generated LYT100, a High-Performance, Deimmunized Antibiotic for MRSA

Goal: T cell epitope deletion

Blunt development of ADAs in naïve subjects, enabling effective redosing



Design Space
Models
Lysostaphin
Experiments
Data



Radial Diffusion Screen
In vitro potency assays
In vivo efficacy & immunogenicity
Ex vivo PBMC Assays

Results

DbD => ↓Tcell epitopes => ↓ADAs => ↑redosable efficacy

insmed

96

 97  LYT100  Evades Human T cell Surveillance  D E I M M U N I Z E D  L Y S O S T A P H I N L Y T 1 0 0  S I L E N C E S H U M A N T C E L L A C T I VA T I O N  Schematic of the Human PBMC Assay  Human PBMC Assays  Matched Antigen Expansion and Restimulation  Donor DRB1* HLA Genotype  Wild type lysostaphin activates immune cells in genetically diverse donors  Consistent with prior  clinical experience  LYT100 evades immune cell activation in a head-to-head comparison using the same donors  Significant differences by t tests, correcting for multiple comparisons  Note on Interpretation Higher stimulation index indicates higher  immunogenic potential  (Abbreviations: APC-antigen presenting cell; MHC-major histocompatibility complex; TCR-T cell receptor; wtLST-wild type lysostaphin; LYT100-deimmunized lysostaphin; HLA-human leukocyte antigen, or human MHC II)  Science Advances (2020) Vol. 6, no. 36, eabb9011  0410 / 0802  0403 / 1501  0701 / 1103  1406 / 1502  1001 / 1402  0701 / 1301  0701 / 1302  0101P / 0404  0801 / 1101  140  120  100  80  60  40  20  0  Stimulation Index  wtLST-wtLST  LYT100-LYT100  * * * * * * * * *

LYT100 Dampens Antidrug Antibody (ADA) Response

DEIMMUNIZED LYSOSTAPHIN LYT100 DAMPENS ANTIDRUG ANTIBODY RESPONSES IN HUMANIZED HLA TRANSGENIC MICE



100 µg Protein SC
WT LST or LYT100
Collect Plasma
and Test IgG Titers
Week 0
Week 1
Week 2
Week 3
Week 4

DR4 mice express human MHC II allele DRB1*0401

DR4 DAY 28 Antidrug Antibody Titers



**
A 450nm
0
1
2
3
4
Log (Plasma Dilution)
WT LST Antigen/Plasma
LYT100 Antigen/Plasma

Science Advances (2020) Vol. 6, no. 36, eabb9011

98

 99  LYT100 Enables Efficacious Repeat Dosing for  Recurrent MRSA Infections  Deimmunized LYT100 enables highly efficacious repeat dosing in humanized HLA transgenic mice  0  7 14 21 28 35 42 49  Days  Science Advances (2020) Vol. 6, no. 36, eabb9011  Percent survival  ***  LYT100 (N=6) WT LST (N=10)  MRSA Challenge  Humanized DR4 HLA Transgenic Mice  Recurrent MRSA Bacteremia Model  100  80  60  40  20  0  MRSA: methicillin-resistant Staphylococcus aureus  *  * 500 g per mouse

Initial Studies Demonstrated Animal Proof-of-Concept for LYT100

T cell epitopes *can* be depleted while maintaining function

T cell epitope deletion *does* lead to reduced antibody titers

Reduced antibody titers *do* lead to improved efficacy



LYT100 program demonstrated success in deimmunizing lysostaphin as the initial proof of principle for the DbD platform:

- ✓ Reduced immunogenicity
- ✓ Repeat dosing with little to no toxicity
- ✓ Enhanced efficacy against multidrug-resistant *Staphylococcus aureus*

Based on this encouraging data Insmed acquired the Deimmunized by Design® technology and has expanded its application to other high-need indications

Note: Despite promising POC data which validated the platform, clinical development of LYT100 is not actively being pursued due to portfolio prioritization

Further data available in the following LYT100 publications:

1. ***Electrostatic-Mediated Affinity Tuning of Lysostaphin Accelerates Bacterial Lysis Kinetics and Enhances In Vivo Efficacy.*** *Zhao H, Eszterhas S, Furlon J, Cheng H, Griswold KE. Antimicrob Agents Chemother. 2021 Mar 18;65(4):e02199-20. PMID: 33468459*

2. ***Deimmunized Lysostaphin Synergizes with Small-Molecule Chemotherapies and Resensitizes Methicillin-Resistant Staphylococcus aureus to β-Lactam Antibiotics.*** *Fang Y, Kirsch JR, Li L, Brooks SA, Heim S, Tan C, Eszterhas S, Cheng HD, Zhao H, Xiong YQ, Griswold KE. Antimicrob Agents Chemother. 2021 Feb 17;65(3):e01707-20. PMID: 33318001.*

insmed

100

 DbD Therapeutic Proteins Example: Uricase  101  101

 Transforming Potent But Immunogenic Biotherapies into High-  Performance, Immunologically Stealthy Drugs  metabolic enzymes  rheumatology  Our proprietary Deimmunized by Design® platform represents a unique technology for engineering safer and more effective biotherapeutic candidates, with relevance to a broad array of indications.  ®  102

Pegloticase (a Pegylated Uricase) is an Example of a Marketed Therapeutic Protein Where Immunogenicity Limits its Utility

- ✓ Perceived as the most effective urate-lowering therapy, especially for tophi resolution
- ✓ The only agent specifically indicated for treatment of chronic refractory gout

However…

- ✗ ~90% of patients developed ADAs in pivotal trials (41% high-titer)
- ✗ ADA titers correlate with loss of efficacy
- ✗ Black box warning for anaphylaxis and infusion reactions
- ✗ Recent label update codifies pre- and concomitant treatment with methotrexate to improve patient response and reduce infusion reactions
- ✗ An alternative approach to suppressing the immune system (employed with a different uricase) does not completely solve for loss of response


Uricase
Uric acid, low solubility
Allantoin, high solubility

There is a key unmet need for novel effective agents with low immunogenicity to treat chronic refractory gout



Sources: Schlesinger. Semin Arthritis Rheum. 2020; Nyborg. PLoS One. 2016; Lipsky. Arthritis Res Ther. 2014; Horizon Therapeutics Press Release 3/1/23; Evaluate Pharma; Insmed market research insmed
103

 Design  Space  Experiments  Data  Models  uricase  Ex vivo PBMC Assays  Halo Screen  104  kinetics  The DbD AI Design Platform has Generated High-Performance,  Deimmunized Uricase Variants for Refractory Gout  Goal: T cell epitope deletion  Blunt development of ADAs in naïve subjects, enabling effective redosing  Results  DbD => ↓T cell epitopes and ↑function

 Reaction Velocity (arbitrary units)  KM (µM)  43  ±2  700  ±100  40  ±2  600  ±70  34  ±1  470  ±60  30  ±1  400  ±50  28.0  ±0.5  350  ±20  Round 1 Candidates Exhibit Wild Type or Better Activity  (Abbreviations: WT-wild type Krystexxa enzyme; v1/v2/v3/v4-deimmunized Krystexxa variants)  0  20  40  60  80  F U N C T I O N A L A N A LY S I S O F F I R S T C A M P A I G N D E I M M U N I Z E D U R I C A S E C A N D I D A T E S  Unmodified Core Enzymes  Kinetic Analysis, pH 9  0 500 1000 1500 2000 2500  Uric Acid (M)  Velocity (abs/min)  v1 v3 v2 WT  v4  Preliminary Kinetic Parameters  105

 Round 1 Candidates Evade Human T Cell Surveillance  P R E L I M I N A R Y S T U D Y W I T H A S M A L L P A N E L O F H E A L T H Y H U M A N P B M C D O N O R S  WT v1 v2 v3 v4  -2  0  2  4  6  8  Day 7 Expansion  (- background)  +  7  6  i  K  +  3  D C  %  Responder Threshold  Day 7 Expansion  (-background)  %CD3+Ki67+  WT v1  v2 v3 v4  (Abbreviations: WT-wild type uricase enzyme; v1/v2/v3/v4-deimmunized uricase variants; Note: Ki67 is a marker of cell proliferation)  Naïve T cell  106  APC  Deimmunized  Variant  WT  MHC II TCR  Peptide  MHC II TCR  Peptide  IL-2  Antigen Expanded T Cells  Flow Cytometry  WT  dURC  activation marker  CD3  IL-2  a-activation  marker  Antigen  Expanded T Cells  a-activation  marker

Peer-Reviewed Papers Demonstrate the Breadth of DbD Utility for Engineering Deimmunized Biotherapies

PARTIAL LIST OF TEAM'S PEER-REVIEWED PAPERS ON PROTEIN DEIMMUNIZATION BY TCELLEPITOPEDELETION

1. Salvat…Bailey-Kellogg, Griswold (2015) "*Mapping the Pareto Optimal Design Space for a Functionally Deimmunized Biotherapeutic Candidate.*" **PLoS Computational Biology** 11(1): e1003988

2. Zhao …Bailey-Kellogg, Griswold (2015) "*Depletion of T cell epitopes in lysostaphin mitigates anti-drug antibody response and enhances antibacterial efficacy in vivo.*" **Chemistry & Biology**; 22: 629-639

3. Salvat …Bailey-Kellogg, Griswold (2017) "*Computationally optimized deimmunization libraries enable efficient discovery of highly mutated enzymes with low immunogenicity and enhanced activity.*" **Proceedings of the National Academy of Sciences USA** 114(26): e5085-e5093

4. Zhao …Bailey-Kellogg, Griswold (2020) "*Globally deimmunized lysostaphin evades human immune surveillance and enables highly efficacious repeat dosing.*" **Science Advances** 6(36): eabb9011

5. Fang …Bailey-Kellogg, Griswold (2023) "*Functional Deimmunization of Botulinum Neurotoxin Protease Domain via Computationally Driven Library Design and Ultrahigh-Throughput Screening.*" **ACS Synthetic Biology** 12(1):153-163

insmed

107

 Uricase  Therapeutic protein 3  We are Currently Deimmunizing Three Therapeutic Proteins in Parallel and  Have Additional Opportunities in Queue  IND-enabling  CMC & toxicology  Design & engineering  Iterative AI-driven library design and screening  Candidate evaluation  Detailed in vitro  and in vivo analysis  Lead candidate selections for 1st two programs expected in 2H 2023  Therapeutic protein 2  IND  Potential for first INDs in 2025  Multiple additional opportunities  IND  IND  IND  108

 Deimmunizing AAV Capsids for Gene Therapy  109  109

 Transforming Potent but Immunogenic Biotherapies into High-  Performance, Immunologically Stealthy Drugs  viral vectors  gene therapy  Our proprietary Deimmunized by Design® platform represents a unique technology for engineering safer and more effective biotherapeutic candidates, with relevance to a broad array of indications.  ®  110

 Enabling Redosable AAV Gene Therapy Can Unlock New High Unmet Need Disease Targets for Gene Therapy  Diseases requiring  high doses of transgene  High doses of currently available AAV capsids entail significant safety risks  Redosable gene therapy can enable doses to be spread out over time  Diseases with  on-target toxicity  On-target toxicity creates risks if transgene expression is too high  Redosable gene therapy can enable a “dose to effect” paradigm  Pediatric onset diseases involving organs with high cell turnover  Transgene loss over time would be expected, leading to waning efficacy  Redosable gene therapy could provide for continued therapeutic effect  111

Next-Gen DbD Viral Capsids for Multi-Dose Gene Therapy

PRIORITIZED ENGINEERING OBJECTIVES


Induced antidrug antibodies
BCR
Naïve B cell
Ag-Primed B cell
Plasma cells
DC
DC
MHC
peptide
TCR
MHC
peptide
TCR
Naïve T cell
Activated T cell
#1
#2

#1 Delete CD4+ T cell epitopes from AAV capsids

Enable repeat dosing of AAV-vectored gene therapies for AAV-naïve patients

#2 Delete B cell epitopes on surface of AAV capsids

Enable AAV-vectored gene therapy for immune experienced patients

- prior natural AAV infection
- prior wild-type AAV gene therapy

… Additional capsid, transgene, and transgene product engineering goals

Improving transduction efficiency, transgene stability, and durability of therapeutic effect insmed

https://pubmed.ncbi.nlm.nih.gov/23596044/

112

 AI-Driven AAV T Cell Epitope Depletion to Enable  Repeat Dosing of Naïve Patients  Each learn-map-design-test round employs multiple experimental screening cycles to select the fittest variants  Results shown from first round’s experimental cycles  Design Space  Experiments  Data  Models  AAV  AAV Library  cap Gene Libraries  rAAV  Libraries  Functional Lead  Isolation  Directed Evolution  Deep  Sequencing  Humanized Mouse  113  Tissue Culture

 Theoretical  Plasmid  Packaged  Cycle 1  Cycle 2  Cycle 3  Cycle 4  Cycle 5  107  106  105  104  103  Max Sequence Diversity  Screening Stringency  Capsids with Combinations of Deimmunizing Mutations are Functionally  Enriched Over Screening Cycles  Cycle  114  Relative frequency  Population-wide Sequence Diversity  AAV 1st Gen T cell Epitope Library  A population of highly functional yet diverse capsids is selected over cycles of screening  Within the functionally enriched population are individual capsids that by design combine deimmunizing mutations  Capsid 1  Example capsid fitness profiles  Capsid 2  Capsid 3  Capsid 4  Capsid 5

 AI-Driven AAV B Cell Epitope Deletion to Enable  Treatment of Seropositive Patients  Each learn-map-design-test round employs multiple experimental screening cycles to select the fittest variants  Results shown from first round’s experimental cycles  Design Space  Experiments  Data  Models  AAV  Pre-incubate AAV Library with neutralizing Abs  cap Gene Libraries  rAAV  Libraries  Functional Lead  Isolation  Directed  Evolution  Deep  Sequencing  115  Humanized  Mouse  Tissue  Culture

 116  Functional Screening Identifies Highly Fit, Antibody-Evading Capsids  (Abbreviations: Nab-neutralizing antibody; WT-wild-type)  Fitness, relative to wild-type  *  Iterative library selection yields highly- mutated individual capsids with up to 600- fold greater fitness (*) under NAb pressure that neutralizes ~94% of wild-type AAV.  Cycle 1 Cycle 2  Library population contains large numbers of capsids that evade increasingly stringent NAb selection pressure  20  0  40  60  80  100  Population fitness analysis Individual capsid fitness analysis  Pooled Neutralizing Antibody Selection  %  Neutralization  WT  Lib  78%  7%  94%  42%

Multiple Staged Programs Aim to Create Redosable AAV Gene Therapies for Diverse Indications and Patient Populations

T cell epitope depleted capsids
To enable redosable gene therapy for seronegative patients

Other Serotypes | AAVii | AAVi

1st Lead Capsid Selection 2024

Design & engineering
Iterative AI-driven library design and screening

Candidate evaluation
Detailed *in vitro* and *in vivo analysis*

Therapeutic construct validation
Therapeutic transgenes & *In vivo* disease models

IND-enabling CMC & toxicology

Other Serotypes | AAVii | AAVi

B cell epitope depleted capsids
To enable dosing of gene therapy for seropositive patients

insmed
117

 Franziska Leifer, PhD  Director, Biologics Research  118

Argininosuccinic Aciduria is Ideally Suited to Demonstrate the Expected Benefit of Redosable Gene Therapy

Argininosuccinic Aciduria (ASA)

- 2nd most common urea cycle disorder[1, 2]
- Pediatric onset[3]
- Caused by deficiency of argininosuccinate lyase (ASL)[1]
- High unmet need with recurring metabolic crises and high incidence of cognitive impairment despite SOC[1, 3]
- Part of standard newborn screening in the US[1, 2]



NH_4^+
ATP
HCO_3^-
Carbamoyl phosphate synthetase
(+)
NAG
N-Acetyl Glutamate Synthase
Acetyl CoA
Glutamate
Carbamoyl phosphate
Citrulline
Aspartate
Ornithine Transcarbamylase
Argininosuccinate Synthetase
Argininosuccinate
UREA CYCLE
Ornithine
Arginase
Argininosuccinate Lyase
Urea
Bloodstream
Kidneys
H_2O
Arginine
Fumarate
Urine

Figure adapted from Molecular Genetics and Metabolism 131(2020) 289–298

- As AAV capsid reengineering proceeds, we are developing therapeutic transgene constructs for target diseases to streamline later development
- Our hASL therapeutic transgene construct shows strong efficacy in a mouse model of argininosuccinic aciduria

[1] J Inherit Metab Dis. 2019;42:1147–1161.
[2] Genetics in Medicine. 2012; 14:501-507
[3] Molecular Genetics and Metabolism 98 (2009) 273–277

insmed

119

 120  “ASA Mice” Recapitulate Human Disease  18 days old  ASA mouse WT  15% residual argininosuccinate lyase (ASL) activity1  Hyperammonemia1  Elevation of urea cycle intermediates argininosuccinic acid and citrulline1  Abnormal hair patterning1  Severely stunted growth1  Dramatically shortened life span1  ASA mice = B6.129S7-Asltm1Brle/J, ASL neo/neo  1Erez et al. 2011. Nature Med. Vol 17:12

 121  WT  pre-dose  High  0  100  200  300  400  41.3  200.7  Plasma Citrulline (mole/L)  0  50  100  150  105.1  Plasma Argininosuccinic Acid (mole/L)  Error bars = SEM  WT  pre-dose  High  700  600  500  400  300  200  100  0  46.6  483.1  Whole blood Ammonia (mole/L)   **   *  ****  **  188.1  80.8 65.6  se se se  Do Do Do d w  Mi Lo  *  **  * 128.  * 295.0  104.4 95.4  se se se  Do Do  Do d w Mi Lo  *  ASA AAV GTx Nearly Normalizes Metabolic Parameters of ASA Mice

 122  0  50  150  200  0  50  100  100  Age (Days)  Survival (%)  Vehicle  median = 19 d  ASA AAV GTx Results in Strong Survival and Growth Benefit in ASA Mice

 median = 106 d  median = 124 d  0  50  0  50  100  100 150 200  Age (Days)  Survival (%)  High Dose (1e14 vg/kg, 7e11 vg/mouse) Mid Dose (5e13 vg/kg, 3.5e11 vg/mouse) Low Dose (1e13 vg/kg, 7e10 vg/mouse) Vehicle  25  75  100  0  10  20  50  Age (Days)  Body Weight (g)  vehicle  median = 19 d  Error bars = STDEV  123  ASA AAV GTx Results in Strong Survival and Growth Benefit in ASA Mice

 ASA AAV GTx Results in Strong Survival and Growth Benefit in ASA Mice  median = 106 d  median = 124 d  0  50  0  50  100  100 150 200  Age (Days)  Survival (%)  High Dose (1e14 vg/kg, 7e11 vg/mouse) Mid Dose (5e13 vg/kg, 3.5e11 vg/mouse) Low Dose (1e13 vg/kg, 7e10 vg/mouse) Vehicle  25  75  100  0  10  20  50  Age (Days)  Body Weight (g)  High Dose (1e14 vg/kg, 7e11 vg/mouse)  Mid Dose (5e13 vg/kg, 3.5e11 vg/mouse) Low Dose (1e13 vg/kg, 7e10 vg/mouse) vehicle  median = 19 d  Error bars = STDEV  124

 ASA AAV GTx Shows Remarkable Clinical Effect Lasting More Than 100 Days in ASA Mice  WT  vehicle  GTx  HD  WT  GTx HD  GTx LD  125  Video of 19-day-old ASA mice treated at birth Video of 100-day-old ASA mice treated at birth  GTx HD = 3 dashes  WT = clean tail vehicle = clean tail  GTx HD = 1 dash  GTx LD = 3 dashes WT = clean tail

 This data provides strong support for the potential utility of AAV gene therapy in the treatment of ASA.  Delivering the hASL transgene construct with a redosable deimmunized AAV capsid could lead to a durable and highly effective treatment for even the youngest ASA patients.  A similar strategy could be applied to other urea cycle disorders and inherited metabolic disorders.  Next steps include in vivo proof of concept studies of redosable AAV gene therapy  126  Insmed’s hASL Transgene Construct Shows Compelling Therapeutic Efficacy in a Mouse Model of ASA

 DbD - Key Takeaways  Immunogenicity is a major challenge with many biotherapeutics.  Deimmunized by Design® is a proprietary AI-driven platform for reengineering immunogenic biotherapies into immunologically stealthy drugs.  The platform has been validated preclinically with lysostaphin and several other therapeutic proteins.  We are actively deimmunizing several therapeutic proteins, which could yield multiple INDs over the coming years.  Deimmunizing AAV capsids could unlock the potential for redosable gene therapy, and we intend to demonstrate clinical proof of concept in diseases that are amenable to gene therapy but likely to require redosing for sustained effect.  DbD Platform  ®  127  Strictly Confidential

 Brian Kaspar, PhD  Chief Scientific Officer  128

Insmed is Uniquely Positioned to Address Challenges in GTx Landscape with Game-Changing, Novel, Proprietary Technologies

Next Generation Gene Therapies With Targeted Delivery

High Doses, inherent systemic toxicities, low efficacy, and off-target

Enhanced safety profile with similar/better efficacy

10 to 50-fold reduction in dose (vs. Systemic delivery)

RNA End Joining Technology (REJ)

Inability to treat diseases requiring delivery of large genes

Unlocks new GTx market opportunities with no competition

Large size gene delivery through traditional AAVs

Deimmunized by Design (DbD) platform

Immunogenicity and inability to target diseases requiring repeat dosing

Redosable viral vectors

Deimmunized biobetters & derisked innovator drugs

Repeat dosing of gene therapies and overcoming immunogenicity

AlgaeneX

New, Proprietary Manufacturing

High production costs with low yields

Lowest cost of goods for Insmed's gene therapy portfolio

Opportunity to license technology

Significant reduction in AAV manufacturing time and cost

insmed

 Insmed is Uniquely Positioned to Address Challenges in GTx Landscape with  Game-Changing, Novel, Proprietary Technologies  Insmed Value Proposition & Solution  High production  costs with low yields  AlgaeneX  New, Proprietary Manufacturing  Lowest cost of goods for Insmed’s gene therapy portfolio  Opportunity to license technology  Significant reduction in AAV manufacturing time and cost  130

 The Arduous Process of AAV Gene Therapy Manufacturing  Creating functional genes for specific disease  targeting is extremely slow & expensive…  1  3  Development  Create a gene construct for an appropriate disease target  2  Construction  Production of AAV recombinant plasmid  containing gene construct  Storage  A plasmid bank holds the construct  4  Production  Production in the bioreactor requires a complicated scale-up in cell number and up to a week in the reactor before harvest  131

 Anthony Berndt, PhD  Senior Scientist  132

The AlgaeneX Solution:

ALGAE FOR MASS GENE THERAPY PRODUCTION



Standard HEK293 Cell Production

Current state of the art

HEK293 **cell takes ~33 hours to double one-time** in a bioreactor

CHALLENGES

- Relatively slow growth
- Requires transfection
- Expensive bioreactors and media
- Need for maintenance and skilled manpower

Algae Cell Production

Potential future of GTx production

Algae cells take **~11 hours to double one-time**

POTENTIAL BENEFITS

- Rapid scalability to larger volumes
- No transfection required
- Low production cost; no expensive bioreactors or media required
- Ease of culturing and maintenance

insmed

133

OUR SOLUTION

Use Simple Algae Cell For Mass Production

Microalgae have been successfully utilized to produce human recombinant proteins

Inherent low cost of goods and capitalization costs

Simple production process and fast growth rate

Overview of AAV9 production in Microalgae



AAV Cap
AAV GFP
AAV Rep
Transformation
AAV9-GFP
Injection

insmed

134

 Minimum Necessary Components To Make An Infectious AAV  ITR  VP1  135  VP2  VP3  Viral coat proteins: VP1, VP2, VP3  Replication Factors: Rep78, Rep52  ITR-flanked gene (payload)

 Insmed Has Successfully Expressed GFP Protein Using The AlgaeneX Next  Generation Manufacturing Solution  136

 Insmed Has Successfully Expressed AAV9 VP1, VP2, and VP3 Using The  Algaenex Next Generation Manufacturing Solution  A n t i - V P 1 / 2 / 3 a n t i b o d y o n a l g a e  l y s a t e s  80  65  50  kDa  VP1  137  VP2  VP3

 Insmed Is Building A Differentiated, Next- Generation Production Platform And Genetic Tool Kit That is Intended to Allow For Low-Cost Cultivation While Maintaining High Yield  Bright Field  tdTomato  Wild Type  Random Integration (Bi-Directional, GFP& tdTomato)  Site-directed (tdTomato reporter)  Generation 1  Generation 2  138

 Roger Adsett  Chief Operating Officer  139

 Insmed Strategically Positioned to Answer “What’s Next?”  Potential ‘First-in- Disease’ or ‘Best-in- Disease’  Rare Disease Focus  Faster to Market and Durable Revenue  Potential First-in-Disease/Best-in-Disease medicines in areas of significant unmet need  Solving key issues facing gene therapy – safety, cost of goods, durability of effect, and delivery of large genes  Exempt from Medicare price negotiation under IRA  ≥6 INDs by end of 2025, with potentially  shortened time from IND to approval  Durable revenue potential, leveraging ‘Top 10’  commercial launch engine  140

 Game-Changing Platform Technologies with Multiple Revenue Stream Opportunities  Unlocks GTx for diseases caused by large gene mutations  Redosable viral vectors  Biobetter versions of biologics with known immunogenicity issues  Innovative drugs with low immunogenicity  Potentially improved safety profile  Significantly lower  cost of goods  Next Generation Gene Therapies with Targeted Delivery  RNA End Joining (REJ) Technology  New Proprietary Manufacturing (AlgaeneX)  Deimmunized by Design (DbD) Platform  Significant reduction in manufacturing time and cost  Broad application  beyond gene therapy  Potential licensing opportunity  141

 Initial GTx INDs Targeting Potential First-in-Disease or Best-in- Disease  Duchenne Muscular Dystrophy (DMD)  Stargardt Disease  Source: cureduchenne.org  Source: fightingblindness.org  Argininosuccinic Aciduria (ASA)  Source: gosh.nhs.uk  142

 $1+B Potential Annual Market Opportunity for Newly Diagnosed Patients with DMD  Source: Insmed analysis based on published epi (2019) and UN population estimates (2022)  10,500-13,000  10,000-10,500  3,000-4,000  23,500-27,500  Estimated DMD Prevalence  US  EU4+UK  Japan  TOTAL (7 major markets)  400-600  300-400  80-120  750-1,100  Estimated DMD Annual Incidence  Aiming to be the preferred gene therapy for newly diagnosed DMD patients …  … and gene therapy of choice  for existing patients  143

 Substantial Stargardt Disease Opportunity: Large Eligible Patient Pool Addressed with Potentially the Only Approved Gene Therapy  1 Runhart, et. al, Stargardt disease: monitoring incidence and diagnostic trends in the Netherlands using a nationwide disease registry, Acta Ophthalmol. 2022 Jun; 100(4): 395–402  2 Based on prevalence of 1:8000-10,000, and UN 2023 population estimate  3 36% of patients had no/mild visual impairment at baseline in the ProgStar retrospective study; pubmed.ncbi.nlm.nih.gov/26786511  40% may be ligible for GTx ased on visual cuity3  144  Estimated Stargardt Incidence1  Estimated Stargardt Prevalence2  US  550-600  34,000-42,000  EU4+UK  500-550  32,000-40,000  Japan  150-200  12,000-15,000 ~  e  b  TOTAL (7 major markets)  1,200-1,350  78,000-97,000 a

 GTx Redosing for Babies Born with ASA is a Paradigm Shift Towards Lifelong Gene Therapy  145  1 Based on prevalence of 1:70,000-218,000 newborns, and UN 2023 population estimate  2 Assuming median life expectancy of 50 years  Estimated Argininosuccinic Aciduria Incidence1  Estimated Argininosuccinic Aciduria Prevalence2  US  20-50  1,000-2,500  EU4+UK  15-40  750-2,000  Japan  5-10  250-500  TOTAL (7 major markets)  40-100  2,000-5,000

 0.9  2.1  2.8  3.0  3.5  Dec 2017)  (SMA, May 2019)  Luxturna (IRD, Zolgensma Zynteglo (TDT,  Aug 2022)  Skysona (CALD, Sep 2022)  Hemgenix (Hem B, Nov 2022)  Gene Therapies will Transform Patient Outcomes While Reducing Costs to Healthcare System  US List Price (WAC)  $ Million  US prices for approved GTxs* anchored on clinical evidence and cost offsets  Transforming rare disease treatment with gene therapy  146  8 in 10 rare diseases are genetic in origin  Insmed’s gene therapies overcome key issues facing gene therapy  Safety  Durability of effect  Cost of goods  Delivery of large genes  IRD: Inherited Retinal Disease; SMA: Spinal Muscular Atrophy; TDT: Transfusion Dependent Beta Thalessemia;  CALD: Cerebral Adrenoleukodystrophy (CALD); Hem B: Hemophilia B  * For genetic disorders

Anticipated Upcoming Milestones* from Pillar 4

SUBSET OF PILLAR 4 PIPELINE

4 Early-Stage Research

Innovative Treatments	2H 2023	2024	2025
Duchenne Muscular Dystrophy[1] (DMD)	FIH (2H)	Clinical Data (1H)	
Stargardt Disease[1] (STGD)		IND	Clinical Data
Chronic Refractory Gout[2] (CRG)	Candidate Selection	Preclinical Data	IND
Argininosuccinic Aciduria[1] (ASA)		Preclinical Data	IND
New Proprietary Manufacturing (AlgaeneX)		Full Capsid Production	Scale up to commercial manufacturing

[1]Next Generation Gene Therapies
[2] Deimmunized Therapeutic Protein

*May be revised as research and clinical development progresses insmed

147

 Key Takeaways  First in Disease/Best in Disease medicines in areas of significant unmet need  Focus on rare diseases, BLAs – ensures patient access under the IRA  ≥ 6 INDs by end of 2025, with potentially shortened time from IND to approval  Insmed strategically positioned for success  3  Potentially game-changing platform with multiple revenue streams  2  Multibillion annual revenue potential from first 3 GTxs  148  1  Solving key issues facing gene therapy – safety, cost of goods, durability of effect, and delivery of large genes  Platform technologies with multiple revenue stream opportunities  AI driven Deimmunized proteins and AAV capsid  library  Manufacturing platform  Leapfrog current GTx approaches to emerge as market leader  Initial GTx INDs targeting First in Class/Best in Class:  Duchenne Muscular  Dystrophy (DMD)  Stargardt Disease  Argininosuccinic Aciduria (ASA)  Lean Pillar 4 operations with <20% of total Insmed expenditures

 Infinite potential. One patient at a time.  149

Key Pipeline Catalysts

		2023	2024	2025
ARIKAYCE	Label Expansion	ARISE topline readout; ENCORE enrollment completion		
Brensocatib	Bronchiectasis		ASPEN topline readout	
Brensocatib	CRSsNP	Ph2 trial initiation		
TPIP	Pulmonary Hypertension associated with Interstitial Lung Diseases (PH-ILD)	Interim dose titration & safety & tolerability levels from Ph2 trials	Ph2 topline readout	
TPIP	Pulmonary Arterial Hypertension (PAH)	Interim dose titration & safety & tolerability levels from Ph2 trials		
Early-Stage Research	Duchenne Muscular Dystrophy (DMD)	First-in-human	Clinical data	
Early-Stage Research	Stargardt Disease		IND submission	Clinical data
Early-Stage Research	Chronic Refractory Gout (CRG)	Candidate selection	Preclinical data	IND submission
Early-Stage Research	Argininosuccinic Aciduria (ASA)		Preclinical data	IND submission
Early-Stage Research	AlgaeneX		Full capsid production	Scale up to commercial manufacturing

insmed

150